Exhibit 99.5
GUARANTY AGREEMENT
     This GUARANTY AGREEMENT (this “Guaranty”) is made as of the 4th day of August, 2008, by CLINICAL DATA, INC., a Delaware corporation (“Guarantor”), in favor of ADENOSINE THERAPEUTICS, L.L.C., a Virginia limited liability company (“Lender”), recites and provides as follows:
RECITALS
     R.1 PGxHealth LLC, a Delaware limited liability company (“Borrower”), is an indirect subsidiary of the Guarantor. In connection with the purchase of the assets of Lender by Borrower, Borrower has requested that Lender make two loans to Borrower in the principal amounts of $22,000,000 and $3,200,000, respectively (collectively, the “Loan”).
     R.2 Lender is willing to make the Loan, to be evidenced by two certain Secured Promissory Notes, of even date herewith, made by Borrower payable to the order of Lender (as the same may be amended, extended or substituted from time to time, collectively, the “Note”), provided, among other things, that the repayment of the Loan is secured and guaranteed on terms and conditions acceptable to Lender.
     R.3 Guarantor has requested that Lender make the Loan to Borrower, and Lender has agreed to make the Loan to Borrower, but only if Guarantor gives the guaranty provided in this Guaranty.
     R.4 Guarantor will receive direct and indirect benefits if Lender makes the Loan to Borrower. Guarantor has determined that it is in Guarantor’s interest to execute and deliver this Guaranty in order to induce Lender to make the Loan to Borrower.
     NOW, THEREFORE, in consideration of the premises and for other good, valuable and legal consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor, intending to be legally bound, hereby agrees as follows:
     1. Construction of Guaranty and Definitions. Unless varied by this Guaranty, all of the terms used herein without definition which are defined by the Virginia Uniform Commercial Code shall have the meanings assigned to them by the Virginia Uniform Commercial Code as in effect on the date hereof. Whenever used herein, the words “Borrower,” “Guarantor,” “Lender” and “Obligor” shall be deemed to include their respective heirs, legal representatives, successors and assigns. All words used herein shall be deemed to refer to the singular, plural, masculine, feminine or neuter as the identity of the person or entity or the context may require.
     The following terms shall have the following meanings when used herein:
     “Asset Purchase Agreement” shall mean the Asset Purchase Agreement, dated as of August 4, 2008 among the Borrower, the Lender and the other parties thereto, as the same has been or may be amended from time to time.

     “Loan Documents” shall mean this Guaranty, the Note, the Security Agreement, of even date herewith, from Borrower to Lender, any other note, letter agreement, security agreement, guaranty, mortgage, deed of trust, assignment of rents and leases, pledge agreement, hypothecation agreement, and indemnity agreement now or hereafter entered into in connection with the Loan or any portion thereof, or any other document or agreement previously, simultaneously or hereafter executed and delivered by Borrower, by Guarantor and/or by any other Obligor, singly or jointly with another person or persons, to Lender in connection with the Loan or any portion thereof, as the same may from time to time be amended. For purposes of clarification, the term “Loan Documents” shall not include the Asset Purchase Agreement.
     “Borrower’s Obligations” shall mean the full and punctual observance and performance of all present and future duties, covenants and responsibilities due to Lender by Borrower of any nature whatsoever, including, but not limited to, the prompt, punctual and full payment when due (whether by demand, stated maturity, acceleration or otherwise but after the expiration of any applicable grace period), of all present and future indebtedness, liabilities and obligations of Borrower to Lender or to any corporation the stock of which is owned or controlled directly or indirectly by, or is under common control with, Lender, under the Loan Documents (extending to all principal, interest, fees, expense payments, liquidation costs and reasonable attorney’s fees and expenses), whether similar or dissimilar, related or unrelated, matured or unmatured, direct or indirect, contingent or noncontingent, primary or secondary, alone or jointly with others, now due or to become due, now existing or hereafter created, and whether or not now contemplated.
     “Guarantor’s Obligations” shall mean the full and punctual observance and performance of all present and future duties, covenants and responsibilities due to Lender by Guarantor as a result of or in connection with this Guaranty or any of the other Loan Documents.
     “Guarantors” shall mean, jointly and severally, Guarantor and each guarantor under any other guaranty with respect to the Loan or any portion thereof.
     “Obligor” shall mean, individually and collectively, Guarantor, each other person who is primarily or secondarily liable for the repayment of the Loan or any portion thereof, including the Borrower, and each person who has granted security for the repayment of the Loan, together with such person’s heirs, personal representatives, successors and assigns.
     The term “person” shall include an individual, a corporation, an association, a partnership, a limited liability company, a trust, a government (or subdivision, agency or department thereof) and any other entity of any kind. The words “hereof,” “herein,” “hereunder” and words of similar import, when used in this Guaranty, shall refer to this Guaranty as a whole and not to any particular provision hereof.
     2. Guaranty. Guarantor hereby unconditionally, directly and absolutely guarantees to Lender the payment and performance of Borrower’s Obligations, including the amount of any preference liability together with the cost of defending any such preference suit.

     3. Nature of Guaranty. This Guaranty is an absolute, unconditional, continuing, direct and immediate guaranty of payment and not just of collection and is no way conditioned upon or limited by or in any other way affected by:
          (a) any attempt by Lender to pursue Lender’s rights against Borrower or any Obligor;
          (b) any attempt by Lender to pursue Lender’s rights against Borrower’s real or personal property or any other Obligor’s real or personal property;
          (c) any recourse against or foreclosure of any security or collateral now or hereafter pledged, assigned or granted to Lender under the provisions of any of the Loan Documents;
          (d) any action taken or not taken by Lender (other than the express release by the Lender of this Guaranty);
          (e) the partial or complete unenforceability or invalidity of any other guaranty or surety agreement, pledge, assignment or other security for the Borrower’s Obligations;
          (f) the invalidity or unenforceability of any provision of the Loan Documents; or
          (g) any defense asserted or claimed by Borrower with respect to Borrower’s Obligations including, but not limited to, failure or lack of consideration, breach of warranty, fraud, payment, accord and satisfaction, strict foreclosure, statute of frauds, bankruptcy, insolvency, infancy, incompetency, statute of limitations, lender liability and usury. The obligations of Guarantor under this Guaranty shall not be subject to any counterclaim, recoupment, setoff, reduction or defense based upon any claim that Guarantor may have against Borrower or Lender, are independent of any other guaranty or guaranties at any time in effect with respect to any of Borrower’s Obligations, and may be enforced regardless of the existence of such other guaranty or guaranties.
     4. Representations of Guarantor. To induce Lender to accept this Guaranty for the purposes for which it is given, Guarantor represents and warrants to Lender as follows:
          (a) Guarantor has examined or has had an opportunity to examine each of the Loan Documents prior to the date hereof;
          (b) Guarantor will obtain substantial direct and indirect benefits arising from its execution and delivery of this Guaranty; and
          (c) Guarantor is not, and has not been, the subject of any bankruptcy, reorganization, insolvency, readjustment of debt, trusteeship, receivership, dissolution or liquidation proceeding.

     Guarantor warrants and represents that all of Guarantor’s warranties and representations herein are true, correct, complete and not misleading in any material respect and Guarantor agrees to indemnify Lender from any loss, cost or expense as a result of any representation or statement of Guarantor, or any agent of Guarantor, being false, incorrect, incomplete or misleading in any material respect.
     5. INTENTIONALLY OMITTED
     6. INTENTIONALLY OMITTED
     7. Lender’s Rights to Deal with Borrower and Obligors. Guarantor, solely in its capacity as a guarantor and not in its capacity as the parent of Borrower, hereby consents to any and all agreements between Lender and the Borrower or between Lender and any Obligor, whether presently existing or hereafter made and whether oral or in writing. Lender, without compromising, impairing, modifying, diminishing or in any way releasing or discharging Guarantor from Guarantor’s Obligations and without notifying or obtaining the prior approval of Guarantor and at any time or from time to time, may:
          (a) Waive or excuse a default or defaults by the Borrower or any Obligor or delay in the exercise by Lender of any of Lender’s rights and remedies with respect to such default or defaults;
          (b) Grant extensions of time for the payment or performance by the Borrower or any Obligor;
          (c) Release, substitute, exchange, impair, surrender, dispose of or add collateral in whole or in part of the Borrower or of any Obligor or waive, release, modify or subordinate, in whole or in part, any lien or security interest held by Lender on any real or personal property securing payment or performance, in whole or in part, of Borrower’s Obligations;
          (d) Release in whole or in part the Borrower or any Obligor;
          (e) Apply payments made by the Borrower or by any Obligor to the Borrower’s Obligations, in any order or manner or to any specific account or accounts as Lender may elect;
          (f) Modify, change, renew, extend or amend, in any respect, the Loan Documents; and
          (g) Engage in any other act or permit any other circumstance or condition which might otherwise constitute a legal or equitable discharge of a surety or guarantor.
     8. Waivers by Guarantor. Guarantor, solely in its capacity as a guarantor and not in its capacity as the parent of Borrower, unconditionally waives:
          (a) Any and all notices whatsoever with respect to this Guaranty or with respect to any of Borrower’s Obligations, including, but not limited to, notice of Lender’s acceptance of this Guaranty, the present existence or future incurring of any of Borrower’s Obligations or any terms or amounts thereof or any change therein, or notice of the obtaining or release of any guaranty, surety agreement, pledge, assignment or other security for any of Borrower’s Obligations;
          (b) Presentment, demand for payment of any sum due from the Borrower or any Obligor, notice of dishonor, protest, protest and demand, notice of protest, notice of nonpayment, notice of default by the Borrower or any Obligor and demand for performance by the Borrower or any Obligor;
          (c) Until the Borrower’s Obligations shall have been paid in full to the Lender, any right to subrogation, contribution, reimbursement and indemnity against the Borrower or any Obligor or against any property or other security serving at any time as collateral for any or all of Borrower’s Obligations;
          (d) Any damages which Guarantor may incur as a result of any unintentional or negligent action or inaction by Lender impairing, diminishing or destroying any of Guarantor’s rights of subrogation which Guarantor may have upon payment of any of Borrower’s Obligations;
          (e) All claims and causes of action of Guarantor against Lender for punitive, exemplary or other non-compensatory damages;
          (f) All rights of redemption of Guarantor with respect to any property directly or indirectly securing any of Borrower’s Obligations or this Guaranty;
          (g) All rights of Guarantor to have marshalled any property directly or indirectly securing any of Borrower’s Obligations or this Guaranty;
          (h) Any rights or defenses of Guarantor under any law or statute that requires that Lender make demand upon, assert claims against, or collect from the Borrower or any other persons or entities, foreclose any security interest, sell collateral, exhaust any remedies, or take any other action against the Borrower or other persons or entities prior to making demand upon, collecting from or taking action against Guarantor with respect to Guarantor’s Obligations, including any such rights Guarantor might otherwise have had under Sections 49-25 and 49-26 of the Code of Virginia, as amended, as the same may be amended from time to time, or any similar or successor statute;
          (i) The benefit of any homestead or similar exemption, state or federal, with respect to any of the Guarantor’s Obligations;
          (j) Any rights or defenses of Guarantor relating to the promptness and diligence of Lender in collection of any of Guarantor’s Obligations from the Borrower or any other person liable thereon, and in foreclosure of any security interest and sale of any property serving as collateral for Guarantor’s Obligations;

          (k) Any rights or defenses under any law or statute that requires that the Borrower or any other persons be joined in, notified of or made part of any action against Guarantor;
          (l) All rights to require Lender to preserve, insure or perfect any security interest in collateral or sell or dispose of collateral in a particular manner or at any particular time;
          (m) Any right of Guarantor to assert against Lender any defense (legal or equitable), set-off, counterclaim, or claim that Guarantor may have at any time against the Borrower or any other party liable to Lender;
          (n) All defenses of Guarantor relating to the invalidity, insufficiency, unenforceability, enforcement, release or impairment of Lender’s lien on any collateral, of the Loan Documents, or of any other guarantees held by Lender; and
          (o) Any claim or defense that acceleration of maturity of the Guarantor’s Obligations is stayed against Guarantor because of the stay of assertion or of acceleration of claims against any other person or entity for any reason including the bankruptcy or insolvency of that person or entity.
     9. Effect of Lender’s Security Interest. In the event that Lender shall be granted a security interest in or lien upon any real or personal property in respect of or as security for any of Borrower’s Obligations (“Collateral”), the same shall be for the sole and exclusive benefit of Lender, and not for the benefit, whether direct or indirect, of Guarantor, except for any subrogation rights available to the Guarantor after the Borrower’s Obligations have been paid in full to the Lender.
     The Borrower shall have all risk of loss of the Collateral. Lender shall have no liability or duty, either before or after the occurrence of an Event of Default, on account of loss of or damage to, to collect or enforce any of its rights against, the Collateral, to collect any income accruing on the Collateral or to preserve rights against account debtors or other parties with prior interests in the Collateral. If Lender actually receives any notices requiring action with respect to Collateral in Lender’s possession, Lender shall take reasonable steps to forward such notices to the Borrower. The Borrower is responsible for responding to notices concerning the Collateral, voting the Collateral, and exercising rights and options, calls and conversions of the Collateral. Lender’s sole responsibility is to take such action as is reasonably requested by the Borrower in writing, however, Lender is not responsible to take any action that, in Lender’s sole judgment, would adversely affect the value of the Collateral as security for Borrower’s Obligations.
     Lender’s collection and enforcement of Collateral against account debtors and other persons obligated thereon shall be deemed to be commercially reasonable if Lender exercises the care and follows the procedures that Lender generally applies to the collection of obligations owed directly to Lender. Lender may apply all Collateral and proceeds of Collateral coming into Lender’s possession and all payments made by any Obligor to any of the Borrower’s Obligations, whether matured or unmatured, as Lender shall determine in its sole but reasonable discretion. Lender may defer the application of non-cash proceeds of Collateral, including, but not limited to, non-cash proceeds collected from account debtors and other persons obligated on Collateral, to the Borrower’ Obligations until cash proceeds are actually received by Lender.
     It is mutually agreed that commercial reasonableness and good faith require Lender to give Guarantor not more than five (5) days prior written notice of the time and place of any public disposition of Collateral or of the time after which any private disposition or other intended disposition is to be made of collection and enforcement. It is mutually agreed that it is commercially reasonable for Lender to disclaim all warranties which arise with respect to the disposition of the Collateral.
     10. Commercial Transaction. Neither the Loan nor this Guaranty is a “consumer transaction” as defined in the Uniform Commercial Code, and none of the Collateral was or will be purchased primarily for personal, family or household purposes.
     11. Independent Investigation. Guarantor’s execution and delivery to Lender of this Guaranty is based solely upon Guarantor’s independent investigation of the financial condition of the Borrower and not upon any written or oral representation of Lender in any manner.
     12. INTENTIONALLY OMITTED
     13. Events of Default. The occurrence of any one or more of the following events shall constitute an “Event of Default” under this Guaranty:
          (a) the failure of Guarantor to pay or perform any of Guarantor’s Obligations when such payment or performance is first due and payable (whether by demand, stated maturity, acceleration or otherwise), and the continuation of such failure for ten days after written notice thereof from Lender; or
          (b) the occurrence of an Event of Default under any of the other Loan Documents beyond any applicable cure period.
For purposes of clarification, the Borrower’s exercise of its rights of set-off as permitted in Section 2.2 of the Note that is in the original principal amount of $22,000,000 shall not be deemed an Event of Default.
     14. Rights and Remedies upon Default. In the event of an Event of Default hereunder, Lender may, at its option, and without notice to Guarantor: (a) declare an amount equal to any or all of the outstanding balance of Guarantor’s Obligations to be immediately due and payable by Guarantor without presentment, demand or notice, which are hereby expressly waived, whether or not Lender has accelerated and called due any or all sums due from the Borrower, and Guarantor shall immediately pay the same to Lender in immediately available funds in lawful money of the United States of America which shall be legal tender in payment of all dues and debts; (b) exercise its right of setoff against any money, funds, credits or other property of any nature whatsoever of Guarantor now or at any time hereafter in the possession of, in transit to or from, under the control or custody of or on deposit with, Lender or any affiliate of Lender in any capacity whatsoever, including, without limitation, any balance of any deposit account and any credits with Lender or any affiliate of Lender; (c) terminate any outstanding commitments of Lender to Guarantor; and (d) exercise any or all rights, powers and remedies provided for in any Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise.
     15. Collection Expenses. If this Guaranty is placed in the hands of an attorney for collection following the occurrence of an Event of Default hereunder, Guarantor agrees to pay to Lender upon demand all costs and expenses, including, without limitation, reasonable attorney’s fees and court costs incurred by Lender in connection with the enforcement or collection of all sums due under this Guaranty (whether or not any action has been commenced by Lender to enforce or collect such sums as are due under this Guaranty) or in successfully defending any counterclaim or other legal proceeding brought by Guarantor contesting Lender’s right to collect the sums due under this Guaranty. All of such costs and expenses shall bear interest at the highest rate of interest charged on the principal sum of any of Borrower’s Obligations from the date of payment by Lender until repaid in full.
     16. Insolvency; Indemnification. Any modification, limitation or discharge of all or any part of Borrower’s Obligations arising out of or by virtue of any bankruptcy, arrangement, reorganization or similar proceeding for relief of debtors under Federal or State law initiated by or against the Borrower and/or any other Obligor shall not modify, limit, lessen, reduce, impair, discharge or otherwise affect Guarantor’s Obligations hereunder in any manner whatsoever. If at any time any payment or portion thereof of Borrower’s Obligations, whether or not made by or for the account of the Guarantor, is set aside by any court or trustee having jurisdiction as a voidable preference or fraudulent conveyance or must otherwise be restored or returned by Lender to the Borrower or the Guarantor under any insolvency, bankruptcy or other federal and/or state laws, rules or regulations or as a result of any dissolution, liquidation or reorganization of the Borrower or the Guarantor or upon or as a result of the appointment of any receiver, intervenor or conservator of, or trustee or similar officer of the Borrower or any substantial part of the Borrower’s properties or assets, or in connection with any compromise or settlement relating to any of the above, Guarantor hereby agrees that this Guaranty shall continue and remain in full force and effect or be reinstated, as the case may be, all as though such payment(s) had not been made.
     17. Remedies Cumulative. Each right, power and remedy of Lender hereunder, under the Loan Documents or now or hereafter existing at law, in equity, by statute or otherwise shall be cumulative and concurrent, and the exercise or the beginning of the exercise of any one or more of them shall not preclude the simultaneous or later exercise by Lender of any or all such other rights, powers or remedies. No failure or delay by Lender to insist upon the strict performance of any one or more provisions of this Guaranty or of the Loan Documents or to exercise any right, power or remedy consequent upon a breach thereof or a default hereunder shall constitute a waiver thereof, or preclude Lender from exercising any such right, power or remedy. By accepting full or partial payment after the due date of any of Guarantor’s Obligations, Lender shall not be deemed to have waived the right either to require prompt payment when due of all other sums when due and payable, or to declare a default for failure to effect such payment.
     18. Choice of Law. This Guaranty shall be governed by, construed and interpreted in accordance with the laws of the Commonwealth of Virginia, without regard to the conflict of law principles thereof.

     19. Waiver of Jury Trial; Litigation. GUARANTOR IRREVOCABLY AND VOLUNTARILY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM. GUARANTOR IRREVOCABLY AND VOLUNTARILY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF SUCH CLAIM. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN. THE GUARANTOR AGREES THAT ANY ACTION OR PROCEEDING TO ENFORCE OR ARISING OUT OF THIS GUARANTY MAY BE COMMENCED IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF VIRGINIA. THE GUARANTOR CONSENTS TO SUCH JURISDICTION, AGREES THAT VENUE WILL BE PROPER IN SUCH COURT AND WAIVES ANY OBJECTIONS BASED UPON FORUM NON CONVENIENS. THE CHOICE OF FORUM SET FORTH IN THIS SECTION 19 SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY ACTION UNDER THIS GUARANTY IN ANY OTHER JURISDICTION.
     20. Invalidity of Any Part. If any provision or part of any provision of this Guaranty shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or any remaining part of any provision) of this Guaranty, and this Guaranty shall be construed as if such invalid, illegal or unenforceable provision (or part thereof) had never been contained in this Guaranty, but only to the extent of its invalidity, illegality or unenforceability.
     21. Notice. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered to the party to be notified at the following addresses:
          (a) if to Guarantor, One Gateway Center, Suite 702, Newton, MA 02548, Attention: Caesar J. Belbel, EVP and Chief Legal Officer, Facsimile No.: (617) 965-0445, with a copy to Cooley Godward Kronish LLP, The Prudential Tower, 800 Boylston Street, 46th Floor, Boston, MA 02199, , Attention: Marc Recht, Facsimile No.: (617) 937-2400; and
          (b) if to the Lender, to 310 Fourth Street, NE; Suite 201, Charlottesville, VA 22902, Attention: Robert S. Capon, CEO, Facsimile No.: (434) 971-6912, with a copy to Williams Mullen, 321 East Main Street, Suite 400, Charlottesville, VA 22902, Attention: David L. Dallas, Jr., Esq., Facsimile No.: (434) 817-0977;
or in each case, to such other address as any party may designate for itself by like notice to all other parties hereto. All such notices and communications shall be deemed to have been given

(i) if mailed as provided above by any method other than overnight delivery service, on the third business day after deposit in the mails, (ii) if mailed by overnight delivery service, telegraphed, telexed, telecopied or cabled, when delivered for overnight delivery, delivered to the telegraph company, confirmed by telex answerback, transmitted by telecopier or delivered to the cable company, respectively, or (iii) if delivered by hand, upon delivery.
Notwithstanding anything to the contrary, all notices and demands for payment from Lender actually received in writing by Guarantor shall be considered to be effective upon the receipt thereof by Guarantor regardless of the procedure or method utilized to accomplish delivery thereof to Guarantor.
     22. Assignment. If any of Borrower’s Obligations should be assigned by Lender, Lender shall have the right to assign all or any part of this Guaranty to Lender’s assignee without notice to or consent of Guarantor, and this Guaranty will inure to the benefit of Lender’s assignee to the extent of such assignment, provided that Lender shall continue to have the unimpaired right to enforce this Guaranty as to any of Borrower’s Obligations not so assigned.
     23. Independence and Subordination. The obligations of Guarantor hereunder are independent of any other guaranty(s) at any time in effect with respect to all or any part of Borrower’s Obligations and Guarantor’s Obligations hereunder may be enforced regardless of the existence of any such other guaranty(s). If Guarantor has advanced or shall advance any sums to the Borrower or if the Borrower shall hereafter otherwise become indebted to Guarantor, such sums and indebtedness and any lien on any property of the Borrower granted to Guarantor as security therefor shall be subordinated in all respects to the amounts then or thereafter due and owing to Lender and to any lien granted by the Borrower to Lender.
     24. Joint and Several Liability. Each of the Guarantors shall be jointly and severally liable for payment of Guarantor’s Obligations as and when due and payable in accordance with the provisions of this Guaranty or any other guaranty executed by any of the Guarantors. Lender may (without notice to or consent of any or all of the Guarantors and with or without consideration) release, compromise, settle with, proceed against any or all of the Guarantors without affecting, impairing, lessening or releasing the obligations of the other Guarantors.
     25. Miscellaneous. Time is of the essence under this Guaranty. The section headings of this Guaranty are for convenience only, and shall not limit or otherwise affect any of the terms hereof. This Guaranty and the other Loan Documents, if any, constitute the entire agreement between the parties with respect to their subject matter and supersede all prior letters, representations or agreements, oral or written, with respect thereto. Lender may divulge to any potential assignee, transferee or participant all information, reports, financial statements and documents obtained in connection with this Guaranty and any other Loan Documents or otherwise. No modification, release or waiver of this Guaranty shall be deemed to be made by Lender unless in writing signed by Lender, and each such waiver, if any, shall apply only with respect to the specific instance involved. No course of dealing or conduct shall be effective to modify, release or waive any provisions of this Guaranty or any of the other Loan Documents. This Guaranty shall inure to the benefit of and be enforceable by Lender and Lender’s successors and assigns and any other person to whom Lender may grant an interest in Borrower’ Obligations and shall be binding upon and enforceable against Guarantor and Guarantor’s personal representatives, successors, heirs and assigns. Whenever used herein, the singular number shall include the plural, the plural the singular, and the use of the masculine, feminine or neuter gender shall include all genders. This Guaranty may be executed in any number of counterparts, all of which, when taken together shall constitute one Guaranty.
[Signature Page Follows]

     IN WITNESS WHEREOF, Guarantor has duly executed this Guaranty under seal as of the day and year set forth above.

GUARANTOR CLINICAL DATA, INC., a Delaware corporation
By:	/s/ Caesar J. Belbel
	Name:	Caesar J. Belbel
	Title:	Executive Vice President, Chief Legal Officer and Secretary